
WINNER MEDICAL





Winner Medical Group, Inc.
(NYSE Amex: WWIN)

A Leading Medical and Wound Care Dressings Manufacturer

January 2010

Safe Harbor Statement





This presentation contains certain statements that may include "forward looking statements'' within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding Winner Medical Group Inc. and its subsidiary companies business strategy, plans and objective and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although Winner Medical Group Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Winner Medical Group Inc.'s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Winner Medical Group Inc.'s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to Winner Medical Group Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, Winner Medical Group Inc. does not assume a duty to update these forward-looking statements.

Company Overview



- Leading worldwide manufacturer and exporter of high quality cotton based medical dressing products including medical care, wound care, home care and PurCotton® products.
- Rapid expansion in China through sales in hospitals, chain drugstores and distributors.
- Launching branded consumer products to gain additional market share using PurCotton® raw material.
- Headquartered in Shenzhen City with seven wholly owned operating manufacturing facilities and 5,000 employees.
- Vertically integrated model enables strict quality control. Raw material processing → semi-finish products → finished products.
- Extensive international sales network supplying top multinational medical producers and distributors
- Robust revenue growth with 6-year CAGR of 20.8% from 2003-2009.

Company History and Key Milestones



Winner Zhuhai founded in February 1991
Winner Chongyang and Jingmen established to engage in weaving and bleaching. Winner Medical Group is able to manage the manufacturing process from raw material to finished products
Winner Shenzhen established in January 1997
Winner Yichang established in April 1999
Winner Hubei (Tianmen) established in 2000
Winner Medical Group moved its headquarters to Shenzhen in September 2001
Winner Jiayu established in February 2001
Winner Xishui (Winner Medical Group has 40% ownership) established in 2003
Winner Huanggang and Winner Shanghai established in March 2005
Start trading on OTC Bulletin Board in December 2005 under the symbol of WMDG
PurCotton launch and production lines commenced operation in late 2007
Winner Hong Kong established in 2008
Chengdu Winner Likang Medical Appliances established in April 2009
Listed on NYSE AMEX starting from October 8, 2009 under the symbol WWIN
Shenzhen PurCotton Technology Co.,Ltd. established in December 2009
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009



Select Financials

Last-Traded Price (01/26/10)	$6.64
Shares Outstanding	22.4 M
Market Capitalization	$148.7 M
Management Ownership	82.2%
Fiscal Year End	September 30
Revenue FY 2009	$98.4 M +15.1%
Net Income FY2009	$ 9.1 M +80.2%
Cash Flow from Ops -FY09	$9.9M +153.8%
Working Capital - FY2009	$23.0
EPS- FY2009	0.41
Auditor	BDO
Legal	Winston & Strawn LLP

Medical Care Products
- operating room products, procedural packs, protective products and gauze




OPHTHALMIC DRAPE
OPHTHALMIC DRAPE


Sterile Gauze S
GAUZE SWABS
STERILE
100% COTTON



Wound Care Products

- dressing pads, cotton products, retention products and dental products









Home Care Products

- handkerchiefs, sweat pads, baby wear and bathing sets






APPLICATORS



International Sales - Top Tier Clients



Broad Base of Customers

- ✓ 19+ years of business relationships with leading multinational medical producers and distributors that employ high quality standards
- ✓ Diversified customer base of 150+ clients, with the top 10 customers accounting for approximately 50% of fiscal 2009 annual revenue

BSN medical – Germany

Medeco – Netherlands

ARTSANA – Italy

Mölnlycke Health Care – Sweden

Cardinal Health – United States

COVIDIEN – United States

smith&nephew – United Kingdom

vernoncarus – United Kingdom

白十字 – Japan

International Sales - Continued Global Demand

Industry demand driven by technological advances and new healthcare industry demands

Favorable market trends:

- ✓ Aging demographics
- ✓ Hospitals reducing costs, fuelling demand for alternative products that increase efficiency and reduce labor
- ✓ Environmental concerns guarantee demand for biodegradable products

Global imports of medical dressing products reached ~$13.1 billion in 2008, an increase of 10.24% vs 2007*

2006-2008 The Top 10 Regions' Import for Medical Dressing



$million
3000
2500
2000
1500
1000
500
0

	America	Germany	Japan	France	United Kingdom	Italy	Belgium	Spain	Netherland	Canada
2006	2637.75	1196.77	822.86	733.74	526.67	448.24	388.87	282.1	318.66	284.47
2007	2905.6	1396.54	844.31	732.87	610.06	497.85	438.12	340.25	323.89	313.2
2008	2911.71	1513.92	1065.52	788.72	650.21	578.03	520.06	384.73	351.4	350.64

2006 2007 2008

China Chamber of Commerce for Import & Export of Medicines & Health Products (CCCMHPIE)

#Frost & Sullivan Research Report

International Sales - Growth in Exports from China

Strengthening Overseas Market Penetration

- ✓ Export growth is driven by manufacturing shift to lower-cost labor and manufacturing areas
- ✓ China exported $3.1 billion USD worth of medical dressing (medical and wound care) products in 2008*

Gaining Market Share among Leading Int'l OEMs

- ✓ Winner provides increasingly customized products, with highest quality and specialized design, manufacturing and packaging services.
- ✓ Company is FDA approved to ship finished goods to the U.S.



Medical Dressing Exports from China
US$ million
2008
3,113
2007
2,406
2006
2,231
2005
1,824
2004
1,494
2003
1,261

*China Chamber of Commerce for Import & Export of Medicines & Health Products (CCCMHPIE)

International Sales - Worldwide Marketing and Distribution of Products

Winner Medical Products Sold in about 80 Countries across the World


China

Chinese Sales-Increasing Margin Driver



Expanding Domestic Market Demand

- ✓ Demand in China for disposable medical products has grown 14% per year since 1990#
- ✓ Demand for China medical dressing was ~$1.9billion in 2008, CAGR expected to be >30% from 2009-2013*
- ✓ 12.8% of Winner Medical sales were within China in FY 2008 and increased to 16.9% in FY 2009

Winner Medical is Broadening Distribution Channel to Capture Domestic Market Potential

- ✓ Distributors and direct sales to major cities, including Beijing, Shanghai, Guangzhou, Shenzhen, Wuhan, and Fuzhou
- ✓ Cooperating with 7 out of the TOP 10 chain drugstores in China which have a combined network of approximately 20,000 locations in all major cities
- ✓ Direct sales to more than 30 hospitals in Guangdong province
- ✓ Joint venture in Chengdu with Huaxi hospital, the largest single hospital in Asia, enables coverage of hospitals in Western China
- ✓ Expanding headcount to support sales and distribution network expansion



乌鲁木齐
Urumchi
Shenyang
沈阳
Beijing北京
Xi'an
西安
Shanghai
上海
Wuhan
武汉
Chengdu
成都
长沙
Changsha
福建 Fujian
昆明
Kunming
Guangzhou
深圳
Shenzhen

Roth Capital

*China Chamber of Commerce for Import & Export of Medicines & Health Products (CCCMHPIE)

PurCotton® 100% Cotton Nonwoven - New Flagship Product



PurCotton®--Winner Medical manufactured patented# revolutionary manufacturing methodology for 100% cotton nonwoven products

New technology lowers production costs

- ✓ Eliminates about 90% of labor costs
- ✓ Significantly reduce production lead time from 2-3 months to less than 10 days

PurCotton® has superior characteristics of natural cotton material made using nonwoven technology

- ✓ Higher quality than both woven cotton and nonwoven synthetic fabric
- ✓ Stronger, more natural, safer, more durable, healthier, comfortable and eco-friendly

Applications address multi-billion $ markets in medical products and consumer disposables

- ✓ PurCotton ® is cost effective and can be produced and shipped quickly to meet customer demand
- ✓ PurCotton ® is a durable fabric, with superior absorbency and more comfortable. It has higher tensile strength and lower weight, and does not produce extraneous fibers and lint
- ✓ PurCotton ® is a "green" product – non-allergenic and fully biodegradable
- ✓ Price gap with polyester will be narrowed due to the rising oil prices

PURCOTTON COMPARED WITH TRADITIONAL PRODUCTS


Purcotton
Nonwoven
Gauze

Patents held in China, the U.S., Russia, Singapore, South Africa, Mexico, Nigeria and the Philippines , and the Member States of the European Patent Office

PurCotton® Addressable Markets-Consumer Market

PurCotton® products can be utilized in the consumer market
Products: Feminine products, Baby diapers, Adult incontinence products, Daily wipes, etc

Huge Addressable Market
Market size of disposable hygiene products in China was ~ $6.0 billion in 2007, and ~$6.6 billion in 2008, representing ~10% of the global market*

- ✓ Feminine products growth rate is 4% with sales revenue of $32 billion in 2011#
- ✓ Baby diapers' penetration rate in China was 9.4%, with consumption of 4.2 billion diapers in 2005. Expected consumption is 10.4 billion diapers in 2010.#
- ✓ Chinese consumers used 0.3 billion units of adult incontinence products in 2005; expected consumption of 0.6 billion units in 2010. Its penetration rate is less than 1% in China currently. It is estimated that by 2020, the elderly population in China will total 0.2 billion people, or 17% of total population.#
- ✓ Market size for baby wet tissue in China was ~6.8 billion units in 2008, expecting ~14.7 billion units in 2012.**

PURCOTTON® CONSUMER PRODUCTS







**China Paper Association*
***Hua Jin Zhong Heng Counsulting Firm*
#Tissue Paper & Dispossable Products

WINNER MEDICAL

PurCotton® Addressable Markets-Medical dressing Market

PurCotton® products can be utilized in the medical dressing and medical disposable markets

Products: Gauze products, surgical gowns, etc.

Huge Addressable Market

✓World output for medical woven products was 1.5 million tons in 2000, total value of $5.4 billion. It is expected to reach 2.4 million tons in 2010, with total value of $8.2 billion*

✓Worldwide market size for medical non-woven products will achieve $12 billion in 2010, with an annual growth rate of 4%.#



PURCOTTON® MEDICAL DRESSING PRODUCTS





** British Textile Association*
#Global Industry Analysts Company

PurCotton® – Revenue Expansion Opportunities

PurCotton® product line: Roll out on track

- ✓ Revenue in FY 2009 increased 302.4% year over year to $5.5 million
- ✓ Sell both jumbo rolls and finished medical products
- ✓ Currently has two production lines operating at full capacity with 200 tons per month; another two production lines will start operation in March and May 2010, respectively





Launched PurCotton® Brand Products to Capture Additional Market Share

Objective is to provide customers with medical grade 100% cotton products, commitment to promote environmental protection and sustainable development

- ✓ Utilizing recognized marketing firm to implement extensive go to market strategy
- ✓ Various distribution channel: chain stores, supermarkets and distributors
- ✓ A subsidiary company was established to develop and market PurCotton® brand products in China and three pilot chain stores were opened in December 2009
- ✓ Foreseeable average cost to open each store is ~$60K-$80K with size of ~100 sq m
- ✓ Each store contains four ranges of PurCotton® branded products: baby personal products, feminine personal products, daily home care products and medical care products.
- ✓ 80 types of products are on shelf, expecting 200 types in the future
- ✓ Management exercises financial prudence in order to mitigate investment risk by opening up additional stores step by step


PurCotton



Research & Development

Driving Innovation through Dedicated R&D

- ✓ 80+ professionals dedicated to R&D efforts
- ✓ R&D expenses increased from ~1.5% to ~2.1% of revenue over the past four years
- ✓ PurCotton ® R&D is enhancing the manufacturing process, shortening the production cycle, reducing waste and improving product quality and cost efficiency
- ✓ Continued R&D efforts to develop value-added features with PurCotton ® and other products



Vertically Integrated and Expanding Production Capacities

Strict Quality Controls; Advanced Production Technology

- ✓ Fully integrated production capabilities from upstream raw material processing to export of finished products
- ✓ Provides total procurement solutions to customers, including design and R&D support
- ✓ Seven wholly owned operating factories in Hubei and Shenzhen City
- ✓ Facilities occupy nearly 1 million sq m

PurCotton® Expansion Plans

- ✓ New production base for PurCotton occupying a total area of approximately 565,000 square meters in Huanggang, Hubei province near shipping ports
- ✓ Company sells everything it can make







Strong and Experienced Management Team



Jianquan Li – CEO, President and Director

- ✓ Founder of Winner Group and has served as Chairman and CEO since subsidiary company's formation in 1991
- ✓ Key to developing the strategic vision; oversees the implementation of business plan

Xiuyuan Fang – CFO, Vice President, Treasurer and Director

- ✓ Worked in Winner Group since 1999
- ✓ Certified public accountant and has extensive experience in financial management, capital management and tax planning

Kang Hu-Vice President of IT

- ✓ 15 years' experience in Information and Technology management

Xia Tang – Head of Operations

- ✓ 20 years' experience in operation management

Yagang Xie – Head of R&D

- ✓ 40 years' experience in chemical technology, weaving, dyeing and finishing

Shuhua Yang – Head of International Sales

- ✓ Extensive experience in international sales

Junxiong Zeng – Head of Domestic Sales

- ✓ Experience in manufacture, quality assurance, and R&D





Growth Strategy

Consolidate Product Portfolio & Customer Mix to Drive Margin Growth

- ✓ Migrating to higher margin products and reducing production and sales of non-core and low growth products
- ✓ Focus on sales expansion and penetration into high quality, leading international brands who are willing to pay a premium

Further Penetration into Existing OEM Customers with New Products

- ✓ FDA and CE pipeline via strong R&D focus
- ✓ Promote products in Japan, the U.S., and Europe
- ✓ Market Winner Medical as a total procurement solution provider
- ✓ Further expand to developing markets in the Middle East, SE Asia and South America

Develop Distribution Network to Capture Opportunities in China

- ✓ Cooperate with OTC pharmacy chains
- ✓ Partner with regional distributors in selected provinces in China
- ✓ Direct sales to hospitals

Market New PurCotton® Products to Drive Medium- to Long-term Growth

- ✓ Expand PurCotton® production capacity to meet dramatically increasing demand
- ✓ Develop and market new PurCotton ® products and build "PurCotton " brand name in China's retail market

Strong Revenue and Profit Growth

Income Statement ($ in thousands)	Q4 2008	Q4 2009	FY2008	FY2009
Revenues	25,218	27,670	85,505	98,386
Revenue Growth (YOY)	-	*9.7%*	-	*15.1%*
Cost of revenues	18,530	19,316	64,086	70,444
Gross profit	6,689	8,354	21,419	27,941
Gross profit margin	*26.5%*	*30.2%*	*25.1%*	*28.4%*
SG&A, and R&D expenses	3,856	4,950	14,437	16,874
Operating profit	2,139	3,855	6,020	11,423
Operating profit margin	*8.5%*	*13.9%*	*7.0%*	*11.6%*
Net income	1,597	2,946	5,066	9,129
Net Income Growth (YOY)	-	*84.4%*	-	*80.2%*
Net profit margin	*6.3%*	*10.6%*	*5.9%*	*9.3%*
Earnings Per Share in $ - Diluted	$0.07	$0.13	$0.23	$0.41

Robust Profit Growth



35%
30%
25%
20%
15%
10%
5%
0%
25%
27%
25%
22%
25.9%
26.5%
25.7%
28.1%
29.5%
30.2%
8%
7%
6%
3%
7.5%
6.3%
5.7%
8.0%
12.6%
10.6%
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
Gross Margin
Net Margin

Quarterly Net Profit



US$ m
3.5
3
2.5
2
1.5
1
0.5
0
1.16
1.47
0.57
1.64
1.74
3.06
1.60
2.95
Q1
Q2
Q3
Q4
2008
2009

Healthy Balance Sheet



Key Balance Sheet Items (in millions US$)

	As of September 30, 09	As of September 30, 08
Cash and cash equivalents	9.49	6.46
Accounts Receivables	13.15	13.52
Inventory	14.93	15.84
Current Assets	41.70	41.33
Total Assets	100.94	101.92
Short-term bank loans	6.59	15.03
Current Liabilities	18.68	28.97
Total Liabilities	18.72	29.01
Stockholders' Equity	82.13	72.76

Investment Highlights



Solid Revenue Growth with a Strong Focus on Profitability

- ✓ Consistent robust revenue growth: CAGR 20.8% 2003-2009
- ✓ Focus on margin expansion to enhance profitability

Extensive Overseas Distribution Network and Strong Market Leadership Position

- ✓ Largest exporter by volume in China's medical dressing industry
- ✓ 19+ years of relationships with multinational producers and distributors

Patented and high growth PurCotton® products with superior characteristics.

Scalable Business Model in Strong Growth Segments

- ✓ Solid growth across all markets
- ✓ Comprehensive product range, recognized quality and strong FDA and CE product pipelines

Continued Innovation and PurCotton® Launch Open New Markets and Drive Medium to Long Term Growth

WINNER MEDICAL



Thank You

WINNER MEDICAL

Appendix



Organizational Structure

Winner Medical Group Inc.

100% control

Winner Group Limited

Eight wholly owned operating subsidiaries and four joint venture companies

- Winner Industries (Shenzhen) Co., Ltd.
- Winner Medical & Textile Ltd. Jingmen
- Hubei Winner Textiles Co., Ltd.
- Winner Medical & Textile Ltd. Yichang
- Winner Medical & Textile Ltd. Chongyang
- Winner Medical & Textile Ltd. Jiayu
- Winner Medical (Huanggang) Co., Ltd.

100% owned

- Shanghai Winner Medical Apparatus Co., Ltd. — 60% owned
- Winner Medical & (Hong Kong) Ltd. — 60% owned
- L+L Healthcare Hubei Co., Ltd. — 40% owned

Winner Industries (Shenzhen) Co., Ltd. →

- Chengdu Winner Likang Medical Appliances Co., Ltd. — 49% owned
- Shenzhen PurCotton Technology Co., Ltd. — 100% owned

Major Products with FDA Approval



#	Class	Classification Name	Proprietary Name (brand name)	Common or Usual Name
1	I	Sling, Arm	Triangular Bandage - Non-Sterile	Triangular bandage - Arm sling
2	I	Cover, Shoe, Operating-Room	Surgical Shoe Cover	Various types of Shoe Covers
3	I	Shoes , Operating-Room	Surgical Shoes	Various types of Surgical Shoes
4	I	Shoe and Shoe Cover, Conductive	Shoe and Shoe cover	Various types of shoes and shoe covers
5	I	Suit, Surgical	Suits	Various Coats, Jackets, and Trousers
6	I	Cap, Surgical	Surgical Caps	Caps
7	II	Gown,Isolation,Surgical	Isolation Gowns	Various types of Isolation Gowns
8	I	Gown,Examination	Cover Gowns	Various types of Cover Gowns
9	II	Gown,Operating-Room	Protection Gown	Various types of Protection Gowns
10	II	Mask,Surgical	Surgical Masks	Masks
11	I	Applicator, Absorbent Tipped	Absorbent Tipped Applicator	Various types of Absorbent Tipped Applicators
12	I	Adhesive,Tape and Bandage	Adhesive Tape and Bandage	Various types of Adhesive Tapes and Bandage
13	I	Pad, Eye	Eye Pad	Eye Pad made of Various materials
14	I	Bandage, Elastic	Elastic Bandages	Various types of Elastic Bandages
15	I	Absorber, Saliva	Saliva absorber	Various types of Saliva Absorber
16	I	Forceps, General % plastic surgery	Forceps	Various types of forceps
17	I	Scissors, general, surgical	Scissors	Various types of scissors




Major Products with FDA Approval *(cont'd)*

#	Class	Classification Name	Proprietary Name (brand name)	Common or Usual Name
18	I	Blade, scalpel	Scalpel	Various types of scalpels
19	I	Depressor, Tongue, Non-surgical	Tongue Depressor	Various Types of Tongue Depressors
20	I	Cotton, roll	Cotton rolls	Various Types of Cotton Rolls
21	I	Evacuator, Oral Cavity	Oral Evacuator	Various types of Oral Evacuators
22	I	Gauze/Sponges, Internal	Gauze sponges	Various types of Gauze Sponges
23	I	Tray, Impression, Preformed	Impression Tray	Various Types of Impression Tray
24	I	Syringes, restorative and impression material	Retoration sryinges	Various types of restoration syringes
25	I	Mouthpiece, Saliva Ejector	Saliva Ejector	Various Types of Saliva Ejectors
26	I	Syringes, periodontic, endodontic, irrigating	periodontic syringe	Various Types of Periodontic Syringes
27	I	Tourniquet, nonpneumatic	Tournique	Various Types of Nonpneunatic Tourniquets
28	I	Tourniquet, Gastro-Urology	Tournique	Various Types of Gastro and urology Tourniquets
29	I	Unit, Operative dental	Multiple	Various Protective Barriers and Sleeves
30	I	Gauze/Sponges, Internal, X-ray Detectable	X-ray Detectable Gauze Sponges, laparotomy sponges	Various types of X-ray Detectable Gauze Sponges, laparotomy sponges
31	I	Fiber, medical. Absorbent	Gauze sponges	Various types of Gauze Sponges
32		Alcohol Pad		

Winner WINNER MEDICAL

Solid Revenue Driven by Demand from Chinese Customers



Revenue by Market



US$ m
50
40
30
20
10
0
39.6
18.8
16.6
17.6
5.8
40.6
12.4
11.0
16.3
5.2
FY 09
FY 08
Europe
Americas
China
Japan
Other

FY 09 Revenue by Market



5.85%
17.90%
40.25%
16.87%
19.13%
Europe
Americas
China
Japan
Other

FY 08 Revenue by Market



6.10%
19.11%
47.46%
12.82%
14.51%
Europe
Americas
China
Japan
Other

WINNER MEDICAL